                               State of Delaware

                        Office of the Secretary of State

                       ---------------------------------



     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COFY OF THE CERTIFICATE OF INCORPORATION OF "ABE CORPORATION", FILED IN THIS OFFICE ON THE FIFTEENTH DAY OF SEPTEMBER, A.D. 1986, AT 10 O'CLOCK A.M.


                                      /s/ Edward J. Freel
                                      -----------------------------------------
                                      Edward J. Freel, Secretary of State
AUTHENTICATION: 7879106
          DATE: 03-22-96

                          CERTIFICATE OF INCORPORATION

                                       OF

                                 ABE CORPORATION

                                    * * * * *



     1. The name of the corporation is ABE Corporation.

     2 . The address of its registered office in the State of Delaware is 229 South State Street, Dover, Kent County, Delaware 19901. The name of its registered agent at such address is The Prentice-Hall Corporation System.

     3. The nature of the business or purposes to be conducted or promoted is:

     To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     4. The total number of shares of common stock which the corporation shall have authority to issue is one thousand (1,000), and the par value of each of such shares is One Cent ($.01), amounting in the aggregate to Ten Dollars ($10.00).

     5. The name and mailing address of the corporation's sole incorporator is Dennis O'Connor, Lincoln Valley Townhouses, #2, Lincoln, New Hampshire 03251.

     6. The corporation is to have perpetual existence.

     7. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly auuthorized:

        To make, alter or repeal the bylaws of the corporation.

        To authorize and cause to be executed mortgages and liens upon the real and personal property of the corporation.

        To set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

         By a majority of the whole board, to designate one or more connittees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The bylaws may provide that in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such agent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, or in the bylaws of the corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the bylaws of the corporation; and, unless the resolution or bylaws expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

         When and as authorized by the stockholders in accordance with statute, to sell, lease or exchange all or substantially all of the property and assets of the corporation, including its goodwill and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property, including shares of stock in, and/or other securities of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the corporation.

     8. The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by paragraph (7) of Subsection (b) of
Section 102 of the General Corporation Law of the State of Delaware as the same may be amended and supplemented.

     9. Whenever a compromise or arrangement is proposed between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement to any reorganization of this corporation as consequences of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of this corporation, as the case may be, and also on this corporation.

    10. Meetings of the stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the corporation. Elections of directors need not be by written ballot unless the bylaws of the corporation shall so provide.

    11. The corporation reserves the right to amend, alter, change, or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     THE UNDERSIGNED, being the sole incorporator named hereinbefore, for the purposes of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this certificate, hereby declaring and certifying that this is his act and deed and the facts herein stated are true, and, accordingly, has hereunto set his hand this 4th day of September, 1986.



                                              /s/ Dennis O'Connor
                                              ---------------------------------
                                              Dennis O'Connor
COMMONWEALTH OF MASSACHUSETTS )
                              ) ss.:
COUNTY OF MIDDLESEX           )

     BE IT REMEMBERED that on this 4th day of September, 1986, personally came before me, a Notary Public for the Commonwealth of Massachusetts, Dennis O'Connor, the party to the foregoing certificate of incorporation, known to me personally to be such, and acknowledged the said certificate to be his act and deed and that the facts stated therein are true.

     GIVEN under my hand and seal of office the day and year aforesaid.


                                              /s/ Mary Ann Kramer
                                              ---------------------------------
                                              Notary Public

MARY ANN KRAMER, NOTARY PUBLIC
COMMONWEALTH OF MASSACHUSETTS
MY COMMISSION EXPIRES JUNE 19, 1992.

                                State of Delaware

                        Office of the Secretary of State

                          ----------------------------


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "ABE CORPORATION", CHANGING ITS NAME FROM "ABE CORPORATION" TO "RYKA INC.", FILED IN THIS OFFICE ON THE TWELFTH DAY OF FEBRUARY, A.D. 1987, AT 10 O'CLOCK A.M.





                                      /s/ Edward J. Freel
                                      -----------------------------------------
                                      Edward J. Freel, Secretary of State
AUTHENTICATION: 7879107
          DATE: 03-22-96

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                                 ABE CORPORATION


     ABE Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That by consent of the sole incorporator of ABE Corporation a resolution was adopted which sets forth proposed amendments of the Certificate of Incorporation of said corporation and declaring said amendments to be advisable. The resolution setting forth the proposed amendments is as follows:

     "RESOLVED:  That the Certificate of Incorporation of the Corporation be
                 amended by changing the articles thereof numbered "1" and "4" so that, as amended, said articles 1 and 4 shall be and read, in their entirety as follows:

                 1. The name of the corporation is Ryka Inc.

                 4. The total number of shares of stock which the corporation shall have authority to issue is one million (1,000,000), of which one million (1,000,000) shall be Common Stock of the par value of $.01 per share, amounting in the aggregate to Ten Thousand and 00/100 Dollars ($10,000.00)."

        SECOND: That said amendments were duly adopted in accordance with the provisions of Section 241 of the General Corporation Law of the State of Delaware, and that said corporation has received no payment for any of its stock as of the date hereof.

     IN WITNESS WHEREOF, said ABE Corporation has caused this certificate to be signed by Dennis O'Connor, Sole Incorporator, on this 11th day of February, 1987.



                                               ABA CORPORATION

                                            By /s/ Dennis O'Connor
                                               ------------------------------
                                               Dennis O'Connor
                                               Sole Incorporator

                               State of Delaware

                        Office of the Secretary of State

                       ---------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "RYKA INC.", FILED IN THIS OFFICE ON THE TWENTY-FOURTH DAY OF JULY, A.D. 1987, AT 9 O'CLOCK A.M.











                                      /s/ Edward J. Freel
                                      -----------------------------------------
                                      Edward J. Freel, Secretary of State
AUTHENTICATION: 7879108
          DATE: 03-22-96

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                                    RYKA INC.

                                     *****


     RYKA INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That, by written consent, the stockholders and directors of Ryka Inc. adopted the following resolution amending the Certificate of Incorporation of said corporation:

      RESOLVED:  That the Certificate of Incorporation of the Corporation be
                 amended by changing article numbered 4 thereof so that, as amended, said article 4 shall be and read as follows:

                     "4. The total number of shares of common stock which the
                 corporation shall have authority to issue is fifteen million (15,000,000), and the par value of each of such shares is One Cent ($.01), amounting in the aggregate to One Hundred Fifty Thousand Dollars ($150,000.00)."

     SECOND: That the said stockholders and directors of the Corporation have voted to adopt said amendment pursuant to Section 242 of the General Corporation Law of the State of Delaware.

     IN WHITNESS WHEREOF, said RYKA INC. has caused its corporate seal to be hereunto affixed and this certificate to be signed by Cheryl B. Birrittella, its President, and by Martin P. Birrittella, its Secretary, this 10th day of July, 1987.

                                           RYKA INC.

                                       By  /s/ Cheryl B. Birrittella
                                           ------------------------------------
                                           Cheryl B. Birrittella
                                           President
[Corporate Seal]

/s/ Martin P. Birrittella
----------------------------------
Martin P. Birrittella
Secretary

COMMONWEALTH OF MASSACHUSETTS )
                              ) SS.
COUNTY OF MIDDLESEX           )

     BE IT REMEMBERED that on this 10th day of July, 1987, personally came before me, a Notary Public in and for the County and State aforesaid, Cheryl B. Birrittella, President of said Ryka Inc., and acknowledged the said Certificate to be her act and deed and the act and deed of said Corporation and that the facts stated therein are true; and that the seal affixed to said Certificate and attested by the Secretary of said Corporation is the corporate seal of said Corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.


                                              /s/ John A. Piccine
                                              ---------------------------------
                                              Notary Public
     [Seal]                                   My commission expires:

                                              June 19, 1992
                                              ---------------------------------

                               State of Delaware

                        Office of the Secretary of State

                       ---------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "RYKA INC.", FILED IN THIS OFFICE ON THE TWENTIETH DAY OF JANUARY, A.D. 1988, AT 10:30 O'CLOCK A.M.











                                      /s/ Edward J. Freel
                                      -----------------------------------------
                                      Edward J. Freel, Secretary of State
AUTHENTICATION: 7879109
          DATE: 03-22-96

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                                    RYKA INC.

                                     *****


     RYKA INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That, by written consent of a majority of the stockholders and all of the directors of Ryka Inc. the following resolution amending the Certificate of Incorporation of said corporation was adopted:

      RESOLVED:  That the Certificate of Incorporation of the Corporation be
                 amended by changing article numbered 4 thereof so that, as amended, said article 4 shall be and read as follows:

                     "4. The total number of shares of stock which the
                 corporation shall have authority to issue is sixteen million (16,000,000), consisting of fifteen million (15,000,000) shares of Common Stock, $.01 par value per share, and one million (1,000,000) shares of preferred stock, $.01 par value per share, amounting in the aggregate to One Hundred Sixty Thousand and 00/100 Dollars ($160,000.00)."

                     The designations and powers, the rights and preferences and the qualifications, limitations or restrictions with respect to each class of stock of the corporation shall be as determined by the Board of Directors from time to time."

     SECOND: That the said stockholders and directors of the Corporation have voted to adopt said amendment pursuant to Section 242 of the General Corporation Law of the State of Delaware.

     THIRD: That, pursuant to Section 228(c) of the General Corporation Law of the State of Delaware, notice has been given to all stockholders of record that said resolution was adopted.

     IN WHITNESS WHEREOF, said RYKA INC. has caused its corporate seal to be hereunto affixed and this certificate to be signed by Cheryl B. Birrittella, its President, and by Martin P. Birrittella, its Secretary, this 19th day of January, 1988.

                                           RYKA INC.

                                       By  /s/ Cheryl B. Birrittella
                                           ------------------------------------
                                           Cheryl B. Birrittella
                                           President
[Corporate Seal]

/s/ Martin P. Birrittella
----------------------------------
Martin P. Birrittella
Secretary

COMMONWEALTH OF MASSACHUSETTS )
                              ) SS.
COUNTY OF MIDDLESEX           )

     BE IT REMEMBERED that on this 19th day of January, 1988, personally came before me, a Notary Public in and for the County and State aforesaid, Cheryl B. Birrittella, President of said Ryka Inc., and acknowledged the said Certificate to be her act and deed and the act and deed of said Corporation and that the facts stated therein are true; and that the seal affixed to said Certificate and attested by the Secretary of said Corporation is the corporate seal of said Corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.


                                              /s/Deborah A. Bouche
                                              ---------------------------------
                                              Notary Public
     [Seal]                                   My commission expires:

                                                        11-5-93
                                              ---------------------------------

                               State of Delaware

                        Office of the Secretary of State

                       ---------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "RYKA INC.", FILED IN THIS OFFICE ON THE FIRST DAY OF JUNE, A.D. 1989, AT
9 O'CLOCK A.M.











                                      /s/ Edward J. Freel
                                      -----------------------------------------
                                      Edward J. Freel, Secretary of State
AUTHENTICATION: 7879110
          DATE: 03-22-96

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                                    RYKA INC.

                                     *****

     RYKA INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That, by unanimous consent of the Board of Directors of RYKA INC., dated March 31, 1989, the following resolution, which sets forth a proposed amendment of the Certificate of Incorporation of said Corporation, was duly adopted and declared to be advisable. The resolution setting forth the proposed amendment is as follows:

     RESOLVED:   That the Certificate of Incorporation of the Corporation be,
                 and hereby is, amended as follows:

                     "That the Certificate of Incorporation of the Corporation
                 be amended by changing article numbered 4 thereof so that, as amended, said article 4 shall be and read as follows:

                 "4. The total number of shares of stock which the corporation shall have authority to issue is twenty-six million (26,000,000), consisting of twenty-five million (25,000,000) shares of Common Stock, $.01 par value per share, and one million (1,000,000) shares of Preferred Stock, $.01 par value per share, amounting in the aggregate to Two Hundred Sixty Thousand and 00/100 Dollars ($260,000.00).

                     The designations and powers, the rights and preferences and the qualifications, limitations or restrictions with respect to each class of stock of the Corporation shall be as determined by the Board of Directors from time to time.

     SECOND: That in accordance with Section 211 of the General Corporation Law of the State of Delaware, an Annual Meeting of the Stockholders of the Corporation was held and the holders of the outstanding stock of the Corporation required to amend said Certificate voted to approve such amendment.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said RYKA INC. has caused its corporate seal to be hereunto affixed and this certificate to be signed by Sheri Poe, President and John A. Piccione, Assistant Secretary, this 30th day of May, 1989.

ATTEST:                                       RYKA INC.

/s/ John A. Piccione                      By: /s/ Sheri Poe
--------------------------                    -----------------------------
John  A. Piccione                              Sheri Poe
Assistant Secretary                            President

(CORPORATE SEAL)

                               State of Delaware

                        Office of the Secretary of State

                       ---------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "RYKA INC.", FILED IN THIS OFFICE ON THE TWENTY-EIGHTH DAY OF SEPTEMBER, A.D. 1990, AT 9 O'CLOCK A.M.











                                      /s/ Edward J. Freel
                                      -----------------------------------------
                                      Edward J. Freel, Secretary of State
AUTHENTICATION: 7879111
          DATE: 03-22-96

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                                    RYKA INC.

                                     *****

     RYKA INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That, by unanimous consent of the Board of Directors of RYKA INC., dated July 20, 1990, the following resolution, which sets forth a proposed amendment of the Certificate of Incorporation of said Corporation, was duly adopted and declared to be advisable. The resolution setting forth the proposed amendment is as follows:

     RESOLVED:   That it be in the best interests of the Corporation to increase the authorized number of shares of Common Stock, $.01 par value per share, from 25,000,000 shares to 30,000,000 shares; and that to effect the intent of this resolution the Certificate of Incorporation should be amended by deleting Article 4 thereof and substituting new provisions therefor, so that, as amended, said Article 4 should be and read as follows:

                     "4. The total number of shares of stock which the
                 corporation shall have authority to issue is thirty-one million (31,000,000), consisting of thirty million (30,000,000) shares of Common Stock, $.01 par value per share, and one million (1,000,000) shares of Preferred Stock, $.01 par value per share, amounting in the aggregate to Three Hundred Ten Thousand and 00/100 Dollars ($310,000.00).

                     The designations and powers, preferences and rights, and
                 the qualifications, limitations and restrictions of the above classes of shares of stock shall be as determined by resolution of the Board of Directors of the Corporation from time to time."

     SECOND: That in accordance with Section 211 of the General Corporation Law of the State of Delaware, an Annual Meeting of the Stockholders of the Corporation was held and the holders of the outstanding stock of the Corporation required to amend said Certificate voted to approve such amendment.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

     IN WITNESS WHEREOF, said RYKA INC. has caused this Certificate of Amendment to be signed by Sheri Poe, its President and Martin P. Birrittella, its Secretary, this 25th day of September, 1990.


                                        By: /s/ Sheri Poe
                                            -----------------------------
                                            Sheri Poe
                                            President


Attest: /s/ Martin P. Birrittella
        --------------------------
        Martin P. Birrittella
        Secretary

                               State of Delaware

                        Office of the Secretary of State

                       ---------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "RYKA INC.", FILED IN THIS OFFICE ON THE TWENTY-SEVENTH DAY OF JULY, A.D. 1994, AT 11:30 O'CLOCK A.M.











                                      /s/ Edward J. Freel
                                      -----------------------------------------
                                      Edward J. Freel, Secretary of State
AUTHENTICATION: 7879112
          DATE: 03-22-96

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                                    RYKA INC.

     RYKA INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That, by unanimous consent of the Board of Directors of RYKA INC., the following resolutions, which set forth proposed amendments to the Certificate of Incorporation, as amended, of said Corporation, were duly adopted and declared to be advisable. The resolutions setting forth the proposed amendments are as follows:

     RESOLVED:   That the number of shares of Common Stock, $.01 par value, that the Corporation shall have authority to issue is hereby increased from 30,000,000 to 45,000,000; and that the Certificate of Incorporation of the Corporation be amended by changing article numbered 4 thereof so that, as amended, said article 4 shall be and read as follows:

                     "4. The total number of shares of stock which the
                 corporation shall have authority to issue is forty-six million (46,000,000), consisting of forty-five million (45,000,000) shares of Common Stock, $.01 par value per share, and one million (1,000,000) shares of Preferred Stock, $.01 par value per share, amounting in the aggregate to Four Hundred Sixty Thousand and 00/100 Dollars ($460,000.00).

                     The designations and powers, the rights and preferences and the qualifications, limitations or restrictions with respect to each class of stock of the Corporation shall be as determined by the Board of Directors from time to time."

     RESOLVED:   That the proposal to create classes and terms for the
                 Corporation's Directors be, and hereby is, ratified, confirmed and approved.

     RESOLVED:   That the Certificate of Incorporation, as amended, of the
                 Corporation be, and hereby is, further amended to describe and set forth the classes and terms of the Corporation's Directors approved by the foregoing resolution by adding thereto as a new
                 Article 12 to said Certificate of Incorporation, as amended, the terms and provisions set forth in Exhibit A annexed hereto.


     SECOND: That in accordance with Section 211 of the General Corporation Law of the State of Delaware, an Annual Meeting of the Stockholders of the Corporation was held on July 22, 1994 and the holders of the outstanding stock of the Corporation required to amend said Certificate voted to approve such amendment.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said RYKA INC. has caused its corporate seal to be hereunto affixed and this certificate to be signed by Sheri Poe, its President, and by Roy S. Kelvin, its Secretary, this 22nd day of July, 1994.


                                        By: /s/ Sheri Poe
                                            -----------------------------
                                            Sheri Poe, President

ATTEST:

/s/ Roy S. Kelvin
--------------------------
Roy S. Kelvin, Secretary

                                    EXHIBIT A

Article 12. Board of Directors.

      Section 12.1 Power of the Board of Directors. The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors. In furtherance, and not in limitation, of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to:

      (a) adopt, amend, alter, change or repeal the Bylaws of the Corporation; provided, however, that no Bylaws hereafter adopted shall invalidate any prior act of the directors that would have been valid if such new Bylaws had not been adopted;

      (b) determine the rights, powers, duties, rules and procedures that affect the power of the Board of Directors to manage and direct the business and affairs of the Corporation, including the power to designate and empower committees of the Board of Directors, to elect, appoint and empower the officers and other agents of the Corporation, and to determine the time and place of, and the notice requirements for, Board meetings, as well as quorum and voting requirements for, and the manner of taking, Board action; and

      (c) exercise all such powers and do all such acts as may be exercised or done by the Corporation, subject to the provisions of the laws of the State of Delaware, this Certificate of Incorporation, and the Bylaws of the Corporation.

      Section 12.2 Number of Directors. The number of directors constituting the Board of Directors shall be as specified in the Bylaws.

      Section 12.3 Classified Board of Directors. The directors shall be divided into three classes, with each class to be as nearly equal in number as reasonably possible, and with the term of office of the first class of directors to expire at the 1995 Annual Meeting of the Stockholders, the term of office of the second class of directors to expire at the 1996 Annual Meeting of Stockholders and the term of office of the third class of directors to expire at the 1997 Annual Meeting of Stockholders. Commencing with the 1995 Annual Meeting of Stockholders, directors elected to succeed those directors whose terms have thereupon expired shall be elected for a term of office to expire at the third succeeding Annual Meeting of Stockholders after their election, and upon the election and qualification of their successors. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain or attain, if possible, the number of directors in each class as nearly equal as reasonably possible, but in no case will a decrease in the number of directors shorten the term of any incumbent director.

      Section 12.4 Vacancies. Any vacancies in the Board of Directors for any reason and any newly created directorships resulting by reason of any increase in the number of directors may be filled only by the Board of Directors, acting by a majority of the remaining directors then in office, although less than a quorum, or by a sole remaining director, and any directors so appointed shall hold office until the election of the class for which such directors have been chosen and until their successors are elected and qualified.

      Section 12.5 Removal of Directors. Except as may be provided in a resolution or resolutions providing for any class or series of Preferred Stock pursuant to article 4 of the Certificate of Incorporation, as amended, of the Corporation with respect to any directors elected by the holders of such class or series, any director or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of a majority of the voting power of all of the shares of capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class.

      Section 12.6 Amendment of Bylaws. The Board of Directors shall have the power to adopt, amend, alter, change and repeal any Bylaws of the Corporation, but such right of the directors shall not divest or limit the right of the stockholders to alter, amend, and repeal the Bylaws.

                               State of Delaware

                        Office of the Secretary of State

                       ---------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "RYKA INC.", FILED IN THIS OFFICE ON THE TWENTY-SECOND DAY OF DECEMBER, A.D. 1994, AT 4:30 O'CLOCK P.M.











                                      /s/ Edward J. Freel
                                      -----------------------------------------
                                      Edward J. Freel, Secretary of State
AUTHENTICATION: 7879113
          DATE: 03-22-96

                            CERTIFICATE OF CORRECTION

                                       OF

                            CERTIFICATE OF AMENDMENT

                                       OF

                                    RYKA INC.

     Pursuant to the provisions of Section 103(f) of the General Corporation Laws of the State of Delaware, the undersigned, being the President and the Secretary of Ryka Inc., a Delaware corporation (the "Corporation"), DO HEREBY
CERTIFY:

     FIRST: That the Certificate of Amendment of the Corporation's Certificate of Incorporation, filed with the office of the Secretary of State of Delaware on July 27, 1994, contained an error, to wit:

     Three amendments to the Corporation's Certificate of Incorporation were approved by the Board of Directors. The three proposed amendments were presented for approval by the stockholders at the annual meeting held on July 22, 1994. The amendments relating to the establishment of classifications of directors and the addition of a new article 12 were found not to have been properly adopted by the stockholders upon a retubulation of the stockholder votes. Therefore, paragraph FIRST of said Certificate of Amendment is hereby corrected to read as follows:

     FIRST: That, by unanimous consent of the Board of Directors of RYKA INC., the following resolution, which sets forth a proposed amendment to the Certificate of Incorporation, as amended, of the Corporation was duly adopted and declared to be advisable. The resolution setting forth the proposed amendment is as follows:

     RESOLVED:   That the number of shares of Common Stock, $.01 par value, that the Corporation shall have authority to issue is hereby increased from 30,000,000 to 45,000,000; and that the Certificate of Incorporation of the Corporation be amended by changing article numbered 4 thereof so that, as amended, said article 4 shall be and read as follows:

                     "4. The total number of shares of stock which the
                 corporation shall have authority to issue is forty-six million (46,000,000), consisting of forty-five million (45,000,000) shares of Common Stock, $.01 par value per share, and one million (1,000,000) shares of Preferred Stock, $.01 par value per share, amounting in the aggregate to Four Hundred Sixty Thousand and 00/100 Dollars ($460,000.00).

                     The designations and powers, the rights and preferences and the qualifications, limitations or restrictions with respect to each class of stock of the Corporation shall be as determined by the Board of Directors from time to time."

     SECOND: That all other provisions contained in said Certificate of Amendment are ratified, confirmed and approved in all respects as of the date hereof.

     IN WITNESS WHEREOF, the undersigned hereby make this certificate, hereby declaring and certifying that this is their act and deed and that the facts stated herein are true, and accordingly have hereunto set their hands this 20th day of December 1994.


                                        RYKA INC.



                                        By: /s/ Sheri Poe
                                            -----------------------------
                                            Sheri Poe, President

ATTEST:

/s/ Roy S. Kelvin
--------------------------
Roy S. Kelvin, Secretary

                               State of Delaware

                        Office of the Secretary of State

                       ---------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "RYKA INC.", FILED IN THIS OFFICE ON THE FIFTEENTH DAY OF NOVEMBER, A.D. 1995, AT 9 O'CLOCK A.M.











                                      /s/ Edward J. Freel
                                      -----------------------------------------
                                      Edward J. Freel, Secretary of State
AUTHENTICATION: 7879114
          DATE: 03-22-96

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                                    RYKA INC.

     RYKA INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That, by unanimous written consent of the Board of Directors, a resolution proposing an amendment to the Certificate of Incorporation, as amended, of said Corporation to increase the number of authorized shares of Common Stock, $01 par value, from 45,000,000 shares to 70,000,000 shares was duly adopted and declared to be advisable.

     SECOND: That, in accordance with Section 211 of the General Corporation Law of the State of Delaware, the holders of the outstanding capital stock of the Corporation required to amend said Certificate voted, at its Special Meeting in Lieu of 1995 Annual Meeting held on November 15, 1995, to approve such amendment. The resolution setting forth the amendment is as follows:

     RESOLVED:   That the number of shares of Common Stock, $.01 par value, that the Corporation shall have authority to issue is hereby increased from 45,000,000 shares to 70,000,000 shares; and that the Corporation's Certificate of Incorporation, as amended, be, and hereby is, further amended by changing
                 Article 4 so that, as amended, said Article 4 shall be and read as follows:

                     "4. The total number of shares of stock which the
                 corporation shall have authority to issue is seventy-one million (71,000,000), consisting of seventy million (70,000,000) shares of Common Stock, $.01 par value per share, and one million (1,000,000) shares of Preferred Stock, $.01 par value per share, amounting in the aggregate to Seven Hundred Ten Thousand and 00/100 Dollars ($710,000.00).

                     The designations and powers, the rights and preferences and the qualifications, limitations or restrictions with respect to each class of stock of the corporation shall be as determined by the Board of Directors from time to time."

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said RYKA INC. has caused it corporate seal to be hereunto affixed and this certificate to be signed by Dennis DiDominicis, its President, and by Steven A. Wolf, its Secretary, this 15th day of November, 1995.


                                        RYKA INC.

                                        By: /s/ Dennis DiDominicis
                                            -----------------------------
                                            Dennis DiDominicis, President

[SEAL]





/s/ Steven A. Wolf
------------------------------
Steven A. Wolf, Secretary